Consolidated Statements of Comprehensive Loss - CAD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
EXPENSES
General and administrative expenses	$ (1,159)	$ (1,238)	$ (2,145)
Property investigation	(26)	(47)	(214)
Amortization	(5)	(7)	(12)
Share-based payments	(2,531)	(969)
Total expenses	(3,721)	(2,261)	(2,371)
OTHER ITEMS
Interest income			26
Reversal of flow-through share premium		89
Impairment of exploration and evaluation assets	(99)	(438)	(26,510)
Foreign exchange loss	(7)	(1)	(4)
Equity loss on investment	(169)	(130)
Other income (expense), net	(275)	(480)	(26,488)
TOTAL COMPREHENSIVE LOSS FOR THE YEAR	$ (3,996)	$ (2,741)	$ (28,859)
Basic and diluted weighted average number of common shares outstanding	122,376,897	96,521,169	79,152,786
Basic and diluted loss per share	$ (0.03)	$ (0.03)	$ (0.36)